Delaware
Investments(SM)
--------------------------------------
A member of Lincoln Financial Group(R)


2001 Annual Shareholder Report
-------------------------------
-  Delaware Focused Growth Fund
-  Delaware Research Fund


July 1, 2001


Dear Shareholder:

Recap of Events - The fiscal year ended June 30, 2001 was a difficult one for stock investors. Last summer, the market was struggling to get back on its feet after a spring 2000 downturn. Since then, investors have seen only brief stretches of positive performance, coming last August and again in January and April of this year. Corporate earnings that started weakening last autumn continued to fall short of expectations during the first six months of 2001. With the economy slowing, the Federal Reserve has aggressively pared back interest rates in an effort to reinvigorate U.S. businesses.

While investors have abided the market's volatility this year, by mid-June they had become increasingly focused on the direction of the economy. After all, six months ago, conventional Wall Street wisdom said that sunnier skies would be here by now. Analysts had predicted that by mid-year we would see a recovering economy and stock performance that bore no resemblance to the feeble market investors suffered through in 2000.

Despite signs that the economy may be turning the corner, many investors seem to have gotten accustomed to pessimism. Some forecasters are calling for a more extended economic downturn, citing increased layoffs, plans for capital spending cuts by corporations, and the threat posed by any significant drop in consumer confidence. They claim we are still "looking across a valley" to a recovery still several quarters away.

At Delaware, we subscribe more strongly to the belief that the U.S. can and will return to stronger growth during the second half of this year. While the economy's direction is always open for debate, we think that investors assessing the current environment would do well to view the glass as half full, remembering that patience truly is a virtue. For one, the effects of interest rate cuts are known to be felt six to nine months after they occur, so the Fed's actions of last winter should just be kicking in. And the still-confident U.S. consumer will be seeing a $40 billion rebate on Federal taxes arrive in the mail by early September.

In the meantime, we believe economic leading indicators currently support our opinion. The Wall Street Journal's mid-year survey of 54 renowned economists projected a 1.6% rate of annual growth for the U.S. economy during the third quarter of 2001, 2.7% in the fourth, and 3.0% in the first quarter of 2002. If such a scenario plays out, the U.S. economy is in recovery as you read this report.

While we don't expect the same rate of growth that we experienced in the late 1990s, our investment teams have begun to strategically position Delaware stock portfolios with an eye on economic recovery. Whether it be finding undervalued cyclical stocks, or implementing broad research themes vis-a-vis future economic expansion, our portfolio managers are right now gearing up for the road ahead.

In fact, we think our broad approach of seeking early-cycle recovery stocks often helped us during the second quarter, when market performance turned favorable for a brief period. We are reasonably optimistic that more of the same is on the horizon.

For the year ended June 30, 2001, the S&P 500 Index lost 14.82% and the Dow Jones Industrial Average gained just 2.21%. The Nasdaq Composite Index was led further down by many of the still-out-of-favor technology stocks in the index, and finished the same period with a drop of 45.51%.

Delaware Focused Growth Fund (formerly Delaware Large Cap Growth Fund) posted a -16.78% (Class A shares at net asset value with distributions reinvested) return during the fiscal year ended June 30, 2001. The Fund's return was better than the Lipper Large Cap Growth Funds Average, which posted a -30.82% drop during the period, but trailed the -14.82% return of its benchmark, the S&P 500 Index.

The Fund seeks to provide long-term capital growth by investing primarily in common stocks of companies that it believes have the potential for strong earnings growth. The year ended June 30, 2001 became increasingly challenging for growth investors, with the U.S. stock market trending downward throughout much of the year. Your Fund was challenged by an environment in which corporate earnings shortfalls became prevalent as the U.S. economy slowed considerably.

As earnings outlooks deteriorated during the fiscal year and the stock market remained volatile, increased diversification became prudent. As a result, management increased the number of securities in the Fund over the course of the fiscal year. At the start of the fiscal year on July 1, 2000, Delaware Focused Growth Fund was comprised of 27 equity holdings. By mid-fiscal-year, the number of holdings was 23, and as conditions worsened in 2001, management increased the number of stocks in the Fund to 53 at fiscal year-end.

During the fiscal year ended June 30, 2001, financial stocks were strong relative performers. Management increased the weighting in your Fund's banking and finance sector, which often turned in strong performance. At various times during the year, financial services stocks benefited from the Fed's aggressive interest rate reductions, as well as from increased mergers and acquisitions activity in the industry. Among the financial services holdings that were strong performers for the Fund during the fiscal year were investment company SEI and mortgage lender Fannie Mae, as well as savings and loan Washington Mutual and financial services giant Citigroup. As of June 30, 2001, the Fund sold its positions of Fannie Mae as we believed it has reached its full potential.

Technology markets generally performed quite poorly during the last year, as economic slowing and a reversal in investor sentiment led to severe losses for many stocks. For the fiscal year ended June 30, 2001, for example, the technology-heavy Nasdaq Composite Index fell by 45.51%.

During the fiscal year, the downturn in technology markets took a toll on your Fund's overall performance. During the year, management took steps to reduce the overall risk of the portfolio by reducing the weighting of some of the Fund's technology holdings, often investing instead in more defensive-oriented issues such as financials. Longer term, however, we feel that technology still offers substantial benefits and represents the greatest opportunity for sizable investment gains. As a result of this outlook, we continue to hold technology stocks, focusing on companies that are industry leaders and should be the earliest beneficiaries of a change in market sentiment.

As of June 30, 2001, the Fund had 17.9% of its net assets allocated to computers and technology stocks and 19.8% allocated to electronics and electrical equipment stocks. Some key technology holdings, such as network hardware company Cisco Systems and chip maker Intel, suffered declines for the fiscal year and detracted from overall performance. We believe the earnings growth outlook for both companies remains strong however, and management is optimistic about future returns.

On August 29, 2000, the Fund's Board of Trustees voted to change the name of Delaware Large Cap Growth Fund to Delaware Focused Growth Fund. The change in name is designed to more precisely convey the strategy of the Fund's portfolio managers. The Fund invests primarily in common stocks of companies that we believe have the potential for high earnings growth. For details about management's strategies, please consult your financial adviser and/or the Fund's prospectus.

Delaware Research Fund, which seeks to provide long-term capital growth, returned -3.18% (Class A shares at net asset value with distributions reinvested) for the year ended June 30, 2001. Despite the Fund's negative return, performance outpaced the Fund's benchmark, the S&P 500 Index, which returned -14.82%. Performance was also better than that of the Lipper Multi-Cap Core Funds Average, which posted a -12.42% return for the period.

The Fund is designed to capitalize on the best stock opportunities identified by the portfolio management teams of the Delaware Investments Family of Funds. The Fund may purchase any stock that is held by another Delaware Investments fund. Quantitative models which measure value, growth, and risk characteristics are used to rank the available stocks. Management applies a bottom-up analysis to those stocks falling in the top 25% of the group, choosing what it considers to be the stocks with the greatest potential for long-term price appreciation. Both value and growth stocks may be included in the Fund.

Telecommunications stocks, which accounted for the Fund's largest sector allocation at the start of the Fund's fiscal year on July 1, 2000, generally had an extremely difficult year. The sector was hit hard by the economic slowdown and overcapacity. Younger telecommunications companies, often dependent upon bond issues, lost access to the capital markets during the year when other technology-related sectors showed signs of struggle. More established telecom companies, feeling less competitive pressures, curtailed their own capital spending.

Having anticipated the downturn in telecommunications somewhat early, we were able to scale back the Fund's exposure to telecommunications stocks and limit damage. However, stocks such as Sprint, AT&T, and Lucent detracted from overall performance during the first half of our fiscal year. All three stocks were eventually sold based on unclear outlooks. Telecommunications stocks accounted for almost 24% of net assets when our fiscal year began. By fiscal year-end, our lone telecom holding was Verizon Communications.

The Fund's performance during the period was aided by finance holdings such as Citigroup and Freddie Mac, both of which performed well for the fiscal year. As of June 30, 2001, the Fund's finance sector was its largest, at 15.4% of net assets.

Energy stocks also generally performed well during the year on a relative basis, as high energy prices resulted in forecasts for increased revenues in the sector. The Fund benefited at various times from its energy holdings as a group. At fiscal year end, we held positions in Halliburton, Schlumberger, and Williams.

The Fund remains fairly concentrated. As of June 30, 2001, management had positions in 20 different holdings across an array of industries that also included chemicals, retail, and healthcare and pharmaceuticals. Going forward, management will continue to look to diversify investments.

Market Outlook - In our opinion, stocks are likely to remain volatile over the coming months, but we believe the long-term stock investing environment is generally quite attractive.

We believe there are plenty of reasons for optimism. The Fed's monetary policy is quite accommodative for investors, and in our opinion an economic rebound is not far off. Generally, stocks are trading at levels at which we believe create many investment opportunities.

Until corporate earnings begin to rebound, however, we remain cautious. We encourage investors to diversify and show discipline by adhering to a regular investment plan. We urge mutual fund investors to consult their financial advisors to review their portfolios, as stock market volatility often creates a need for rebalancing asset allocations.

Sincerely,




/s/  Charles E. Haldeman, Jr.            /s/  David K. Downes
------------------------------------     --------------------------------------
Charles E. Haldeman, Jr.                 David K. Downes
Chairman,                                President and Chief Executive Officer,
Delaware Investments Family of Funds     Delaware Investments Family of Funds

Fund Performance Summary*

Average Annual Total Returns
For the periods ended June 30, 2001
                                                       Lifetime      One Year
                                                       --------      --------


Delaware Focused Growth Fund Class A (Est. 12/29/99)
  Excluding Sales Charge                                 +1.53%      -16.78%
  Including Sales Charge                                 -2.39%      -21.58%
Institutional Class                                      +1.53%      -16.78%
Lipper Large Cap Growth Funds Average (880 funds)       -20.34%      -30.82%
Standard and Poor's 500 Index                           -10.40%      -14.82%


Delaware Research Fund Class A (Est. 12/29/99)
  Excluding Sales Charge                                 -3.96%       -3.18%
  Including Sales Charge                                 -7.67%       -8.71%
Institutional Class                                      -3.96%       -3.18%
Lipper Multi-Cap Core Funds Average (346 funds)          -6.77%      -12.42%
Standard and Poor's 500 Index                           -10.40%      -14.82%


Returns reflect reinvestment of distributions and, where indicated, a 5.75% maximum front-end sales charge for Class A shares. Returns and share value will fluctuate so that shares, when redeemed, may be worth more or less than the original share price. No 12b-1 fees were imposed on Class A shares for the periods shown and had such charges been imposed, returns would have been lower. No Class B or Class C shares were offered during the periods shown. Institutional Class shares are available without sales or asset-based distribution charges only to certain eligible institutional accounts.

The Lipper category represents the average return of specific mutual funds tracked by Lipper (Source: Lipper Inc.). The Standard & Poor's 500 Index is an unmanaged composite of mostly large-capitalization U.S. companies. You cannot invest directly in an index. Past performance does not guarantee future results.

An expense limitation was in effect for all classes of both funds during the periods shown. Performance would have been lower had the expense limitation not been in effect.

The performance table does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of fund shares.

This annual report is for the information of Delaware Focused Growth Fund and Delaware Research Fund shareholders. The current prospectuses for the Funds set forth details about charges, expenses, investment objectives and operating policies of the Funds. You should read the prospectus carefully before you invest or send money. Summary investment results are documented in the Funds' current Statements of Additional Information.

* Please see the following pages for line graphs on each Fund's performance since inception.

Delaware Focused Growth Fund
----------------------------

Fund Objective
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets
As of June 30, 2001
$2.16 million

Number of Holdings
As of June 30, 2001
54

Fund Start Date
December 29, 1999


Your Fund Manager

Gerald S. Frey leads the Delaware Investments growth team. He holds a BA in Economics from Bloomsburg University and attended Wilkes College and New York University. Prior to joining Delaware Investments in 1996, he was a Senior Director with Morgan Grenfell Capital Management in New York.


Nasdaq Symbols
Class A:              DLCAX
Institutional Class:  DLCIX

Delaware Research Fund
----------------------

Fund Objective
The Fund seeks to provide long-term capital growth.

Total Fund Net Assets
As of June 30, 2001
$5.40 million

Number of Holdings
As of June 30, 2001
21

Fund Start Date
December 29, 1999


Your Fund Managers

J. Paul Dokas joined Delaware in 1997. He was previously Director of Trust Investment Management at Bell Atlantic Corporation. Mr. Dokas earned a bachelor's degree at Loyola College in Baltimore and an MBA at the University of Maryland. He is a Chartered Financial Analyst.

Timothy G. Connors joined Delaware Investments in 1997 after serving as a principal at Miller, Anderson & Sherrerd, where he managed equity accounts, conducted sector analysis and directed research. He previously held positions at CoreStates Investment Advisers and Fauquier National Bank. Mr. Connors is a Chartered Financial Analyst and a member of the Association for Investment Management and Research. He has been managing the Research Fund since its inception.


Nasdaq Symbols
Class A:             DREAX
Institutional Class: DREIX

Delaware Focused Growth Fund Performance
----------------------------------------
Growth of a $10,000 Investment
December 29, 1999 through June 30, 2001


             Delaware
              Focused
           Growth Fund -         S&P 500
           Class A Shares         Index
29-Dec-99      $ 9,424           $10,000
31-Mar-00      $11,896           $10,229
30-Jun-00      $11,585           $ 9,958
30-Sep-00      $11,970           $ 9,861
31-Dec-00      $ 9,876           $ 9,089
30-Mar-01      $ 8,093           $ 8,012
30-Jun-01      $ 9,642           $ 8,481

The chart assumes $10,000 invested on December 29, 1999 and includes the effect of a 5.75% maximum front-end sales charge and reinvestment of all distributions. After the initial date of investment, returns were plotted on the chart as of the end of each successive calendar quarter end. Performance for Delaware Focused Growth Fund is based on Class A shares. Performance of other Fund classes will vary due to differing charges and expenses. An expense limitation was in effect for all classes of the Fund during the period shown. In addition, the distributor has waived all 12b-1 fees during the periods shown. Performance would have been lower had the expense limitation not been in effect. The performance graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Delaware Research Fund Performance
----------------------------------------
Growth of a $10,000 Investment
December 29, 1999 through June 30, 2001


          Delaware Research
           Fund - Class A        S&P 500
               Shares             Index
29-Dec-99      $ 9,424           $10,000
31-Mar-00      $10,477           $10,229
30-Jun-00      $ 9,157           $ 9,958
30-Sep-00      $ 8,911           $ 9,861
31-Dec-00      $ 8,648           $ 9,089
30-Mar-01      $ 8,613           $ 8,012
30-Jun-01      $ 8,866           $ 8,481

The chart assumes $10,000 invested on December 29, 1999 and includes the effect of a 5.75% maximum front-end sales charge and reinvestment of all distributions. After the initial date of investment, returns were plotted on the chart as of the end of each successive calendar quarter end. Performance for Delaware Research Fund is based on Class A shares. Performance of other Fund classes will vary due to differing charges and expenses. An expense limitation was in effect for all classes of the Fund during the period shown. In addition, the distributor has waived all 12b-1 fees during the periods shown. Performance would have been lower had the expense limitation not been in effect. The performance graph does not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of fund shares. You cannot invest directly in an index. Past performance is not a guarantee of future results.

Statement of Net Assets


DELAWARE FOCUSED GROWTH FUND

                                                        Number of       Market
June 30, 2001                                            Shares         Value
-------------------------------------------------------------------------------

Common Stock- 96.92%
Banking & Finance - 24.39%
Alliance Capital Management                               1,100       $ 58,366
Bank One                                                    600         21,480
Citigroup                                                 1,800         95,111
Goldman Sachs Group                                         700         60,060
J.P. Morgan Chase                                         2,000         89,200
Morgan Stanley Dean Witter                                  600         38,538
Schwab (Charles)                                          1,000         15,300
SEI                                                       1,200         56,880
Stilwell Financial                                        1,100         36,916
Washington Mutual                                         1,500         56,325
                                                                       -------
                                                                       528,176
                                                                       -------
Cable, Media & Publishing - 6.03%
*Clear Channel Communications                               400         25,080
The News Corporation                                        750         27,863
*Viacom - Class B                                         1,500         77,625
                                                                       -------
                                                                       130,568
                                                                       -------
Computers & Technology - 17.90%
Adobe Systems                                               800         37,600
*Brocade Communications Systems                           1,500         65,985
*Cisco Systems                                            1,300         23,660
*DST Systems                                              1,400         73,780
International Business Machines                             300         33,900
Linear Technology                                           100          4,422
*Micron Technology                                          700         28,770
*Microsoft                                                  900         65,340
*Peregrine Systems                                          900         26,100
*Siebel Systems                                             600         28,140
                                                                       -------
                                                                       387,697
                                                                       -------
Electronics & Electrical Equipment - 19.75%
*Altera                                                   1,700         49,300
*Amkor Technologies                                         400          8,840
*Applied Micro Circuits                                     500          8,600
*Chippac                                                  5,800         60,552
General Electric                                          1,800         87,750
*Globespan                                                1,700         24,820
Intel                                                       800         23,400
*KLA-Tencor                                                 200         11,694
*Lam Research                                             1,500         44,475
*Novellus Systems                                           600         34,074
*RF Micro Devices                                         2,300         61,640
Texas Instruments                                           400         12,600
                                                                       -------
                                                                       427,745
                                                                       -------
Healthcare & Pharmaceuticals - 8.47%
*Amgen                                                      700         42,476
*Genzyme - General Division                                 800         48,800
*IDEC Pharmaceuticals                                       500         33,845
Medtronic                                                   400         18,404
*Oxford Health Plans                                      1,400         40,040
                                                                       -------
                                                                       183,565
                                                                       -------
Leisure, Lodging & Entertainment - 2.83%
Carnival Cruise Lines                                     2,000         61,400
                                                                       -------
                                                                        61,400
                                                                       -------

                                                        Number of       Market
Delaware Focused Growth Fund                             Shares         Value
-------------------------------------------------------------------------------
Common Stock (continued)

Metals & Mining - 0.23%
Nucor                                                       100     $    4,889
                                                                    ----------
                                                                         4,889
                                                                    ----------
Retail - 5.62%
*Best Buy                                                   450         28,584
Home Depot                                                  900         41,895
Target                                                      750         25,950
Tiffany & Company                                           700         25,354
                                                                    ----------
                                                                       121,783
                                                                    ----------
Telecommunications - 0.99%
Nokia - ADR                                                 700         15,428
WorldCom - MCI Group                                         16            258
*WorldCom - WorldCom Group                                  400          5,680
                                                                    ----------
                                                                        21,366
                                                                    ----------
Textiles, Apparel & Furniture - 4.39%
*Coach                                                    2,500         95,125
                                                                    ----------
                                                                        95,125
                                                                    ----------
Transportation & Shipping - 6.32%
CSX                                                       1,900         68,856
UAL                                                       1,000         35,150
Union Pacific                                               600         32,946
                                                                    ----------
                                                                       136,952
                                                                    ----------
Total Common Stock (cost $1,906,744)                                 2,099,266
                                                                    ----------
                                                       Principal
                                                         Amount
Repurchase Agreements - 5.08%
With BNP Paribas 3.96% 7/2/01 (dated 6/29/01,
collateralized by $30,000 U.S. Treasury
Bills due 12/31/01, market value $29,386)               $28,750         28,750

With Cantor Fitzgerald 3.96% 7/2/01 (dated 6/29/01,
collateralized by $9,000 U.S. Treasury Bills
due 9/27/01, market value $8,489 and $7,000 U.S.
Treasury Bills due 11/8/01, market value $6,546
and $11,000 U.S. Treasury Bills due 11/15/01,
market value $10,907)                                    25,350         25,350

With J.P. Morgan Chase 3.96% 7/2/01 (dated 6/29/01,
collateralized by $30,000 U.S. Treasury Bills due
9/6/01, market value $30,038)                            29,400         29,400

With UBS Warburg 3.96% 7/2/01 (dated 6/29/01,
collateralized by $27,000 U.S. Treasury
Bills due 9/27/01, market value $27,067)                 26,500         26,500
                                                                    ----------
Total Repurchase Agreements (cost $110,000)                            110,000
                                                                    ----------

Total Market Value of Securities - 102.00%
   (cost $2,016,744)                                                 2,209,266

Liabilities Net of Receivables and Other Assets - (2.00%)              (43,234)
                                                                    ----------
Net Assets Applicable to 292,447 Shares Outstanding - 100.00%       $2,166,032
                                                                    ----------


Net Asset Value - Delaware Focused Growth Fund Class A
($120,692 / 16,296 Shares)                                               $7.41
                                                                         -----
Net Asset Value - Delaware Focused Growth Fund
Institutional Class ($2,045,340 / 276,151 Shares)                        $7.41
                                                                         -----
Components of Net Assets at June 30, 2001:
Shares of beneficial interest
(unlimited authorization - no par)                                  $2,515,259
Undistributed net investment income                                      7,744
Accumulated net realized loss on investments                          (549,493)
Net unrealized appreciation of investments                             192,522
                                                                    ----------
Total Net Assets                                                    $2,166,032
                                                                    ----------


*Non-income producing security for the year ended June 30, 2001.

Net Asset Value and Offering Price per Share -
Delaware Focused Growth Fund
Net asset value Class A(A)                                               $7.41
Sales charge (5.75% of offering price, or 6.07% of
  amount invested per share)(B)                                           0.45
                                                                         -----
Offering price                                                           $7.86
                                                                         -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)   See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

Statement of Net Assets


DELAWARE RESEARCH FUND

                                                   Number of        Market
June 30, 2001                                      Shares           Value
-----------------------------------------------------------------------------

Common Stock- 99.77%
Aerospace & Defense - 4.80%
Honeywell International                             7,400          $ 258,926
                                                                   ---------
                                                                     258,926
                                                                   ---------
Automobiles & Automotive Parts - 5.72%
General Motors                                      4,800            308,880
                                                                   ---------
                                                                     308,880
                                                                   ---------
Banking - 14.73%
Fleet Boston Financial                              6,900            272,205
J.P. Morgan Chase                                   5,800            258,680
U.S. Bancorp                                       11,600            264,364
                                                                   ---------
                                                                     795,249
                                                                   ---------
Chemicals - 4.99%
Dow Chemical                                        8,100            269,325
                                                                   ---------
                                                                     269,325
                                                                   ---------
Computers & Technology - 10.97%
Compaq Computer                                    20,100            311,349
Intel                                               9,600            280,800
                                                                   ---------
                                                                     592,149
                                                                   ---------
Electronics & Electrical Equipment - 4.71%
Emerson Electric                                    4,200            254,100
                                                                   ---------
                                                                     254,100
                                                                   ---------
Energy - 14.07%
Halliburton                                         6,700            238,520
Schlumberger                                        5,200            273,780
Williams                                            7,500            247,125
                                                                   ---------
                                                                     759,425
                                                                   ---------
Finance - 15.40%
Citigroup                                           5,200            274,768
Freddie Mac                                         4,100            287,000
Morgan Stanley Dean Witter                          4,200            269,766
                                                                   ---------
                                                                     831,534
                                                                   ---------
Healthcare & Pharmaceuticals - 9.15%
Bristol-Myers Squibb                                4,800            251,040
Schering-Plough                                     6,700            242,808
                                                                   ---------
                                                                     493,848
                                                                   ---------
Retail - 5.16%
*Safeway                                            5,800            278,400
                                                                   ---------
                                                                     278,400
                                                                   ---------
Telecommunications - 4.86%
Verizon Communications                              4,900            262,150
                                                                   ---------
                                                                     262,150
                                                                   ---------
Transportation & Shipping - 5.21%
*FedEx                                              7,000            281,400
                                                                   ---------
                                                                     281,400
Total Common Stock                                                 ---------
   (cost $5,459,823)                                               5,385,386
                                                                   ---------

                                                   Principal
                                                     Amount
                                                   ---------
Repurchase Agreements- 0.15%
With BNP Paribas 3.96% 7/2/01 (dated 6/29/01,
collateralized by $2,200 U.S.Treasury
Bills due 12/31/01, market value $2,137)            $2,090              2,090



                                                                                                       Principal         Market
Delaware Research Fund                                                                                   Amount           Value
------------------------------------------------------------------------------------------------------------------------------------

With Cantor Fitzgerald 3.96% 7/2/01 (dated 6/29/01, collateralized by $600 U.S. Treasury
Bills due 9/27/01, market value $617 and $500 U.S. Treasury Bills due 11/8/01, market value
$476 and $800 U.S. Treasury Bills due 11/15/01, market value $793)                                        $1,845         $1,845

With J.P. Morgan Chase 3.96% 7/2/01 (dated 6/29/01, collateralized by $2,100 U.S.
Treasury Bills due 9/6/01, market value $2,185)                                                            2,140          2,140

With UBS Warburg 3.96% 7/2/01 (dated 6/29/01, collateralized by $2,000 U.S. Treasury
Bills due 9/27/01, market value $1,968)                                                                    1,925          1,925
                                                                                                                          -----
Total Repurchase Agreements
   (cost $8,000)                                                                                                          8,000
                                                                                                                          -----

Total Market Value of Securities - 99.92%
   (cost $5,467,823)                                                                                                  5,393,386

Receivables and Other Assets Net of Liabilities - 0.08%                                                                   4,224
                                                                                                                          -----

Net Assets Applicable to 700,203 Shares Outstanding - 100.00%                                                        $5,397,610
                                                                                                                     ----------

Net Asset Value - Delaware Research Fund Class A
($96,602 / 12,532 Shares)                                                                                                 $7.71
                                                                                                                          -----
Net Asset Value - Delaware Research Fund Institutional Class
($5,301,008 / 687,671 Shares)                                                                                             $7.71
                                                                                                                          -----
Components of Net Assets at June 30, 2001:
Shares of beneficial interest (unlimited authorization-no par)                                                       $6,087,904
Undistributed net investment income                                                                                      21,560
Accumulated net realized loss on investments                                                                           (637,417)
Net unrealized depreciation of investments                                                                              (74,437)
                                                                                                                     ----------
Total net assets                                                                                                     $5,397,610
                                                                                                                     ----------
*Non-income producing security for the year ended June 30, 2001.

Net Asset Value and Offering Price per Share -
   Delaware Research Fund
Net asset value Class A (A)                                                                                               $7.71
Sales charge (5.75% of offering price, or 6.10% of amount invested per share) (B)                                          0.47
                                                                                                                          -----
Offering price                                                                                                            $8.18
                                                                                                                          -----

(A) Net asset value per share, as illustrated, is the estimated amount which would be paid upon redemption or repurchase of shares.
(B)   See the current prospectus for purchases of $50,000 or more.


                             See accompanying notes

Statements of Operations



                                                                                        Delaware
                                                                                        Focused               Delaware
                                                                                         Growth               Research
Year Ended June 30, 2001                                                                  Fund                  Fund
------------------------------------------------------------------------------------------------------------------------------------

Investment Income:
Interest                                                                              $   34,445            $      734
Dividends                                                                                 13,969                82,228
                                                                                      -----------           -----------
                                                                                          48,414                82,962
                                                                                      -----------           -----------

Expenses:
Management fees                                                                           14,621                54,992
Dividend disbursing and transfer agent fees and expenses                                   2,652                 3,063
Registration fees                                                                          2,408                 3,347
Trustees' fees                                                                             1,645                 1,875
Accounting and administration expenses                                                     1,012                 2,497
Custodian fees                                                                               498                   961
Professional fees                                                                            411                   316
Reports and statements to shareholders                                                       364                 2,153
Distribution expense                                                                         171                   369
Taxes (other than taxes on income)                                                            24                    38
Other                                                                                        390                 1,163
                                                                                      -----------           -----------
                                                                                          24,196                70,774
Less expenses absorbed or waived                                                          (6,949)              (17,537)
Less expenses paid indirectly                                                               (340)                 (127)
                                                                                      -----------           -----------
Total expenses                                                                            16,907                53,110
                                                                                      -----------           -----------

Net Investment Income                                                                     31,507                29,852
                                                                                      -----------           -----------



Net Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments                                                        (532,366)             (222,852)
Net change in unrealized appreciation/depreciation
  of investments                                                                          77,847                23,402
                                                                                      -----------           -----------

Net Realized and Unrealized Loss on Investments                                         (454,519)             (199,450)
                                                                                      -----------           -----------

Net Decrease in Net Assets Resulting from Operations                                  $ (423,012)           $ (169,598)
                                                                                      ===========           ===========




                               See accompanying notes

Statements of Changes in Net Assets


                                                                         Delaware Focused                  Delaware Research
                                                                           Growth Fund                           Fund
                                                                --------------------------------------------------------------------

                                                                     Year           12/29/99*            Year           12/29/99*
                                                                    Ended               to              Ended               to
                                                                   6/30/01           6/30/00           6/30/01           6/30/00
Increase (Decrease) in Net Assets from Operations:
Net investment income                                           $   31,507         $   29,979       $   29,852         $  205,148
Net realized gain (loss) on investments                           (532,366)           316,932         (222,852)          (414,565)
Net change in unrealized appreciation/depreciation
  of investments                                                    77,847            114,675           23,402            (97,839)
                                                                --------------------------------------------------------------------
Net increase (decrease) in net assets resulting
  from operations                                                 (423,012)           461,586         (169,598)          (307,256)
                                                                --------------------------------------------------------------------


Distributions to Shareholders from:
Net investment income:
   Class A                                                          (1,094)                 -          (12,300)                 -
   Institutional Class                                             (51,836)                 -         (201,140)                 -

Net realized gain on investments:
   Class A                                                          (5,458)                 -                -                  -
   Institutional Class                                            (329,413)                 -                -                  -
                                                                --------------------------------------------------------------------
                                                                  (387,801)                 -         (213,440)                 -
                                                                --------------------------------------------------------------------

Capital Share Transactions:
Proceeds from shares sold:
   Class A                                                         105,888             37,133               75            365,802
   Institutional Class                                                   -          2,000,017                -          7,954,535

Net asset value of shares issued upon reinvestment
  of distributions:
   Class A                                                           6,552                  -           12,300                  -
   Institutional Class                                             381,249                             201,140                  -
                                                                --------------------------------------------------------------------
                                                                   493,689          2,037,150          213,515          8,320,337
                                                                --------------------------------------------------------------------
Cost of shares repurchased:
   Class A                                                         (15,080)              (500)        (251,756)            (4,192)
   Institutional Class                                                   -                  -                -         (2,190,000)
                                                                --------------------------------------------------------------------
                                                                   (15,080)              (500)        (251,756)        (2,194,192)
                                                                --------------------------------------------------------------------
Increase (decrease) in net assets derived from capital
  share transactions                                               478,609          2,036,650          (38,241)         6,126,145
                                                                --------------------------------------------------------------------

Net Increase (Decrease) in Net Assets                             (332,204)         2,498,236         (421,279)         5,818,889

Net Assets:
Beginning of period                                              2,498,236                  -        5,818,889                  -
                                                                --------------------------------------------------------------------
End of period                                                   $2,166,032         $2,498,236       $5,397,610         $5,818,889
                                                                ====================================================================


------------------------------------------
*Date of commencement of operations


                             See accompanying notes

Financial Highlights





Selected data for each share of the Fund outstanding
throughout each period were as follows:                                             Delaware Focused Growth Fund Class A
------------------------------------------------------------------------------------------------------------------------------------

                                                                            Year                           12/29/99(1)
                                                                           Ended                               to
                                                                          6/30/01                           6/30/00
Net asset value, beginning of period                                     $ 10.450                           $  8.500

Income (loss) from investment operations:
   Net investment income(2)                                                 0.113                              0.127
   Net realized and unrealized gain (loss) on investments                  (1.546)                             1.823
                                                                         ---------                          --------
   Total from investment operations                                        (1.433)                             1.950
                                                                         ---------                          --------

Less dividends and distributions:
   Dividends from net investment income                                    (0.207)                                 -
   Distributions from net realized gain on investments                     (1.400)                                 -
                                                                         ---------                          --------
Total dividends and distributions                                          (1.607)                                 -
                                                                         ---------                          --------

Net asset value, end of period                                           $  7.410                           $ 10.450
                                                                         ========                           ========

Total return(3)                                                           (16.78%)                            22.94%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                 $ 121                               $ 40
    Ratio of expenses to average net assets                                 0.75%                              0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                              1.31%                              1.30%
    Ratio of net investment income to average net assets                    1.41%                              2.54%
    Ratio of net investment income to average net assets prior
       to expense limitation and expenses paid indirectly                   0.85%                              1.99%
    Portfolio turnover                                                       245%                               304%

=======================================

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value, and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                               Delaware Focused Growth Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------

                                                                            Year                    12/29/99(1)
                                                                            Ended                        to
                                                                           6/30/01                   6/30/00


Net asset value, beginning of period                                     $ 10.450                   $  8.500

Income (loss) from investment operations:
   Net investment income(2)                                                 0.113                      0.127
   Net realized and unrealized gain (loss) on investments                  (1.546)                     1.823
                                                                         ---------                  ---------
   Total from investment operations                                        (1.433)                     1.950
                                                                         ---------                  ---------

Less dividends and distributions:
   Dividends from net investment income                                    (0.207)                         -
   Distributions from net realized gain on investments                     (1.400)                         -
                                                                         ---------                  ---------
Total dividends and distributions                                          (1.607)                         -
                                                                         ---------                  ---------

Net asset value, end of period                                           $  7.410                   $ 10.450
                                                                         ========                   ========

Total return(3)                                                           (16.78%)                    22.94%

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                              $  2,045                   $  2,458
    Ratio of expenses to average net assets                                 0.75%                      0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                              1.06%                      1.05%
    Ratio of net investment income to average net assets                    1.41%                      2.54%
    Ratio of net investment income to average net assets prior
       to expense limitation and expenses paid indirectly                   1.10%                      2.24%
    Portfolio turnover                                                       245%                       304%

=====================================

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.


                             See accompanying notes

Financial Highlights (continued)


Selected data for each share of the Fund outstanding
throughout each period were as follows:                                           Delaware Research Fund Class A
------------------------------------------------------------------------------------------------------------------------------------

                                                                                       Year           12/29/99(1)
                                                                                      Ended              to
                                                                                     6/30/01           6/30/00
Net asset value, beginning of period                                                $ 8.260             $ 8.500

Income (loss) from investment operations:
   Net investment income(2)                                                           0.044               0.329(4)
   Net realized and unrealized loss on investments                                   (0.291)             (0.569)
                                                                                    -------             -------
   Total from investment operations                                                  (0.247)             (0.240)
                                                                                    -------             -------

Less dividends:
   Dividends from net investment income                                              (0.303)                  -
                                                                                    -------             -------
   Total dividends                                                                   (0.303)                  -
                                                                                    -------             -------

Net asset value, end of period                                                      $ 7.710             $ 8.260
                                                                                    =======             =======

Total return(3)                                                                      (3.18%)             (2.82%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                         $    97             $   346
    Ratio of expenses to average net assets                                           0.97%               0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                        1.53%               1.48%
    Ratio of net investment income to average net assets                              0.54%               7.46%(4)
    Ratio of net investment income (loss) to average net assets prior
       to expense limitation and expenses paid indirectly                            (0.02%)              6.73%(4)
    Portfolio turnover                                                                 237%                435%


==========================================

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value, and does not reflect the impact of a sales charge. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(4) During the fiscal period ended June 30, 2000, the Delaware Research Fund received a non-cash dividend of approximately $0.31 per share as a result of a corporate action of an investment held by the Fund. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net asset and the ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly would have been 0.42% and (0.31%), respectively.


                             See accompanying notes

Selected data for each share of the Fund outstanding
throughout each period were as follows:                                   Delaware Research Fund Institutional Class
------------------------------------------------------------------------------------------------------------------------------------

                                                                                   Year             12/29/99(1)
                                                                                  Ended                  to
                                                                                 6/30/01               6/30/00
Net asset value, beginning of period                                             $ 8.260               $ 8.500

Income (loss) from investment operations:
   Net investment income(2)                                                        0.042                 0.329(4)
   Net realized and unrealized loss on investments                                (0.289)               (0.569)
                                                                                 -------               -------
   Total from investment operations                                               (0.247)               (0.240)
                                                                                 -------               -------

Less dividends:
   Dividends from net investment income                                           (0.303)                    -
                                                                                 -------               -------
   Total dividends                                                                (0.303)                    -
                                                                                 -------               -------

Net asset value, end of period                                                   $ 7.710               $ 8.260
                                                                                 =======               =======

Total return(3)                                                                   (3.18%)               (2.82%)

Ratios and supplemental data:
    Net assets, end of period (000 omitted)                                      $ 5,301               $ 5,473
    Ratio of expenses to average net assets                                        0.97%                 0.75%
    Ratio of expenses to average net assets prior to expense
       limitation and expenses paid indirectly                                     1.28%                 1.23%
    Ratio of net investment income to average net assets                           0.54%                 7.46%(4)
    Ratio of net investment income to average net assets prior
       to expense limitation and expenses paid indirectly                          0.23%                 6.98%(4)
    Portfolio turnover                                                              237%                  435%

===================================

(1) Date of commencement of operations; ratios have been annualized and total return has not been annualized.
(2) The average shares outstanding method has been applied for per share information.
(3) Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of distributions at net asset value. An expense limitation was in effect during the period. Performance would have been lower if the expense limitation was not in effect.
(4) During the fiscal period ended June 30, 2000, the Delaware Research Fund received a non-cash dividend of approximately $0.31 per share as a result of a corporate action of an investment held by the Fund. This is highly unusual and not likely to be repeated. Absent this dividend, the ratio of net investment income to average net asset and the ratio of net investment income to average net assets prior to expense limitation and expenses paid indirectly would have been 0.42% and (0.06%), respectively.




                             See accompanying notes

Notes to Financial Statements

June 30, 2001

Delaware Group Equity Funds III (the "Trust") is organized as a Delaware business trust and offers five series: Delaware American Services Fund, Delaware Focused Growth Fund (formerly Delaware Large Cap Growth Fund), Delaware Research Fund, Delaware Technology and Innovation Fund and Delaware Trend Fund. These financial statements and related notes pertain to Delaware Focused Growth Fund and Delaware Research Fund (each referred to as a "Fund" or collectively as the "Funds"). The Trust is an open-end investment company. The Delaware Focused Growth Fund is considered non-diversified and the Delaware Research Fund is considered non-diversified under the Investment Company Act of 1940, as amended. The Funds offer Class A, Class B, Class C and Institutional Class shares. Class A shares are sold with a front-end sales charge of up to 5.75%. Class B shares are sold with a contingent deferred sales charge that declines from 5% to zero depending upon the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately 8 years after purchase. Class C shares are sold with a contingent deferred sales charge of 1% during the first 12 months. Institutional Class shares are not subject to a sales charge and are offered for sales exclusively to a limited group of investors. As of June 30, 2001, only Class A and Institutional Class have commenced operations.

Delaware Focused Growth Fund's objective is to provide long-term capital growth. The Fund invests primarily in common stocks of companies that have a high potential for high earnings growth.

Delaware Research Fund's objective is to provide long-term capital growth. The Fund invests primarily in equity securities, without any limit on size or capitalization of the companies issuing them. Generally the Fund will hold only 20 to 30 different stocks.

1.       Significant Accounting Policies

The following accounting policies are in accordance with accounting principles generally accepted in the United States and are consistently followed by the Funds.

Security Valuation- All equity securities are valued at the last quoted sales price as of the regular close of the New York Stock Exchange (NYSE) on the valuation date. If on a particular day an equity security does not trade, then the mean between bid and asked prices will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Funds' Board of Trustees.

Federal Income Taxes- Each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements. Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements- Each Fund may invest in a pooled cash account along with other members of the Delaware Investments Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by each Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Use of Estimates- The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other- Expenses common to all funds within the Delaware Investments Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Each Fund declares and pays dividends from net investment income and capital gains, if any, annually.

Certain expenses of the Funds are paid through commission arrangements with brokers. These transactions are done subject to best execution. In addition, the Funds receive earnings credits from their custodian when positive balances are maintained, which are used to offset custody fees. The expenses paid under the above arrangements are included in their respective expense captions on the Statements of Operations with the corresponding expense offset shown as "expenses paid indirectly". The amount of these expenses and credits for the year ended June 30, 2001 were as follows:

                                             Delaware             Delaware
                                              Focused             Research
                                            Growth Fund              Fund
                                            ------------------------------
Commission reimbursements                         $52                $127
Earnings credits                                  288                   -

2. Investment Management, Administration Agreements and Other Transactions with Affiliates

In accordance with the terms of its respective investment management agreement, each Fund pays Delaware Management Company (DMC), a series of Delaware Management Business Trust and the investment manager, an annual fee based on each Fund's average daily net assets as follows:

                                             Delaware             Delaware
                                              Focused             Research
                                            Growth Fund             Fund
                                         --------------------------------
On the first $500 million                      0.65%               1.00%
On the next $500 million                       0.60%               0.95%
On the next $1.5 billion                       0.55%               0.90%
In excess of $2.5 billion                      0.50%               0.85%

DMC has elected to waive that portion, if any, of its management fee and reimburse each Fund to the extent necessary to ensure that annual operating expenses, exclusive of taxes, interest, brokerage commissions, distribution fees, and extraordinary expenses, do not exceed specify percentages of average daily net assets through August 31, 2001 as shown below.

                                                Delaware              Delaware
                                                 Focused              Research
                                               Growth Fund              Fund
                                              --------------------------------

The operating expense limitation as a
percentage of average daily net assets (per
annum)                                            0.75%                  1.00%*

* Prior to August 18, 2000, such expenses were limited to 0.75% for Delaware Research Fund.

The Funds have engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to provide dividend disbursing, transfer agent, accounting and administration services. Each Fund pays DSC a monthly fee based on the number of shareholder accounts, shareholder transactions and average net assets, subject to certain minimums.

Pursuant to a distribution agreement, each Fund pays Delaware Distributors, L.P.
(DDLP), the distributor and an affiliate of DMC, an annual fee not to exceed 0.25% of the average daily assets of the Class A shares and 1.00% of the average daily net assets of the Class B and C shares. DDLP had elected to waive the distribution fees through February 28, 2002. No distribution expenses are paid by the Institutional Class shares.

At June 30, 2001, each Fund had liabilities payable to affiliates as follows:

                                               Delaware Focused        Delaware
                                                     Growth            Research
                                                     Fund                Fund
                                              ----------------------------------
Investment management fee
  Payable to DMC                                    $1,130                $3,243
Dividend disbursing, transfer agent
  Fees, accounting and other expenses                  339                   459
  Payable to dsc
Other expenses payable to DMC
  And affiliates                                       916                   187


Certain officers of DMC, DSC and DDLP are officers and/or trustees of the Funds. These officers and trustees are paid no compensation by the Funds.

3.  Investments

For the year ended June 30, 2001, the Funds made purchases and sales of investment securities other than U.S. government securities and short-term investments as follows:

                                                 Delaware          Delaware
                                                 Focused           Research
                                               Growth Fund           Fund
                                            -----------------------------------
Purchases                                      $5,315,829         $13,089,444
Sales                                           4,273,083          13,339,010

At June 30, 2001, the cost of investments and unrealized appreciation (depreciation) for federal income tax purposes for each Fund were as follows:


                                                                     Delaware
                                              Delaware Focused      Research
                                                 Growth Fund          Fund
                                              ---------------------------------
Cost of investments                                 $2,038,574       $5,495,236
                                              =================================
Aggregate unrealized appreciation                     $245,886         $207,405
Aggregate unrealized depreciation                      (75,194)        (309,255)
                                              ---------------------------------
Net unrealized appreciation (depreciation)
                                                      $170,692        ($101,850)
                                              =================================

For federal income tax purposes, the Funds had accumulated capital losses as of June 30, 2001, which may be carried forward and applied against future capital gains. Such capital loss carry forward amounts will expire as follows:


                                                                        Delaware
                                          Delaware Focused             Research
Year of Expiration                          Growth Fund                  Fund
2009                                          $46,965                  $334,707


4. Capital Shares
Transactions in capital shares were as follows:


                                                        Delaware Focused            Delaware Research
                                                           Growth Fund                    Fund

                                                      Year         12/29/99*        Year         12/29/99*
                                                     Ended             to          Ended             to
                                                    6/30/01         6/30/00       6/30/01         6/30/00
                                                   -------------------------------------------------------

Shares sold:
  Class A                                           13,778          3,899               9          42,391
  Institutional Class                                    -        235,296               -         919,106

Shares issued upon reinvestment of distributions:
  Class A                                              705              -           1,508               -
  Institutional Class                               40,855              -          24,705               -
                                                   ------------------------------------------------------
                                                    55,338        239,195          26,222         961,497
                                                   ------------------------------------------------------

Shares repurchased:
  Class A                                          (2,039)           (47)        (30,871)           (505)
  Institutional Class                                    -              -               -       (256,140)
                                                   ------------------------------------------------------
                                                   (2,039)           (47)        (30,871)       (256,645)
                                                   ------------------------------------------------------

Net increase (decrease)
                                                    53,299        239,148         (4,649)         704,852
                                                   =======================================================


  * Date of commencement of operations.

5.  Line of Credit

Each Fund, along with certain other funds in the Delaware Investments Family of Funds (the "Participants"), participates in a $375,400,000 revolving line of credit facility to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated across the Participants on the basis of each fund's allocation of the entire facility. The Participants may borrow up to a maximum of one third of their net assets under the agreement. The Funds had no amounts outstanding at June 30, 2001, or at any time during the year.


6.  Tax Information (Unaudited)

The information set forth is for each Fund's fiscal year as required by federal laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.

For the fiscal year ended June 30, 2001, each Fund designates distributions paid during the year as follows:


                       (A)
                   Long-Term          (B)
                   Capital Gain    Ordinary           Total           (C)
                   Distributions   Income          Distributions   Qualifying(1)
                     Tax Basis     Distributions     Tax Basis      Dividends
                     ---------     -------------     ---------      ---------

Delaware Focused
Growth Fund              -           100%             100%             100%

Delaware
Research Fund            -           100%             100%            100%


Items (A) and (B) are based on a percentage of each of the Fund's total distributions.
Item (C) is based on a percentage of ordinary income of each of the Funds.
(1) Qualifying dividends represent dividends which qualify for the corporate dividends received deduction.

                         Report of Independent Auditors


To the Shareholders and Board of Trustees
Delaware Group Equity Funds III

We have audited the accompanying statements of net assets of Delaware Focused Growth Fund and Delaware Resarch Fund (the "Funds") (each a series of Delaware Group Equity Funds III) as of June 30, 2001, and the related statements of operations for the year then ended, and statements of changes in net assets and financial highlights for the year then ended and for the period December 29, 1999 (commencement of operations) through June 30, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at June 30, 2001, the results of their operations for the year then ended, and the changes in their net assets, and their financial highlights for the year then ended and for the period December 29, 1999 (commencement of operations) through June 30, 2000, in conformity with accounting principles generally accepted in the United States.


                                                     /s/ Ernst & Young LLP
                                                     ---------------------
                                                     Ernst & Young LLP


Philadelphia, Pennsylvania
August 6, 2001





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


Proxy Results (unaudited)


Delaware Focused Growth Fund shareholders voted on the following proposals at the annual meeting of shareholders on May 15, 2001, or as adjourned. The description of each proposal and number of shares voted are as follows:



                                                  % of                   % of
                       Number of               Outstanding              Shares
                         Shares                  Shares                  Voted
                  ---------------------   ----------------------    ------------


1. To change the Fund's classification from "diversified" to "non-diversified".


Affirmative       276,842.285                  95.678%                 99.935%
Against               180.985                   0.063%                  0.065%
Abstain                 0.000                   0.000%                  0.000%

TOTAL             277,023.270                  95.741%                100.000%



2. To adopt a new fundamental investment restriction concerning industry concentration.


Affirmative       276,842.285                  95.678%                 99.935%
Against               180.985                   0.063%                  0.065%
Abstain                 0.000                   0.000%                  0.000%

TOTAL             277,023.270                  95.741%                100.000%



** Fund Totals:

Record Total      289,349.225
Voted Shares      277,023.270
Percent Voted         95.741%



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